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EXHIBIT 10.2








                                    KFX, INC.

                          REGISTRATION RIGHTS AGREEMENT

                               DATED JULY 16, 2001
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                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

1.         Registration Rights................................................1

           1.1       Definitions..............................................1
           1.2       Request for Registration.................................2
           1.3       Obligations of the Company...............................3
           1.4       Furnish Information......................................4
           1.5       Expenses of Demand Registration..........................4
           1.6       Indemnification..........................................5
           1.7       Reports Under Securities Exchange Act of 1934............7
           1.8       Form S-3 Registration....................................7
           1.9       Termination of Registration Rights.......................8

2.         Miscellaneous......................................................8

           2.1       Governing Law............................................8
           2.2       Waivers and Amendments...................................8
           2.3       Successors and Assigns...................................8
           2.4       Entire Agreement.........................................8
           2.5       Notices..................................................8
           2.6       Interpretation...........................................9
           2.7       Severability.............................................9
           2.8       Counterparts.............................................9
           2.9       Specific Performance.....................................9
           2.10      Telecopy Execution and Delivery..........................9
           2.11      Attorneys' Fees..........................................9
           2.12      Construction.............................................9

                          REGISTRATION RIGHTS AGREEMENT

    THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into by and between KFX, INC., a Delaware corporation (the "Company"), and BAYOU FUND, LLC, a New York limited liability company ("Bayou"). This Agreement shall only become effective upon the closing (the "Closing") of the Common Stock and Warrant Purchase Agreement (the "Purchase Agreement") between the Company and Bayou dated July 16, 2001 (the "Effective Date").

                                 R E C I T A L S

    WHEREAS, the Company and Bayou are parties to the Purchase Agreement July 16, 2001; and

    WHEREAS, the execution and delivery the Purchase Agreement conditioned, among other things, upon the execution of this Agreement by the Company for the benefit of Bayou.

    NOW, THEREFORE, in consideration of the premises, covenants, and conditions set forth herein, the parties hereto hereby agree as follows:

    1. Registration Rights. The Company covenants and agrees as follows:

        1.1 Definitions. For purposes of this Agreement:

            (a) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

            (b) The term "Act" means the Securities Act of 1933, as amended.

            (c) The term "Common Stock" means the common stock, par value $0.001, of the Company.

            (d) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

            (e) The term "Holder" shall mean Bayou.

            (f) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

            (g) The term "Registrable Securities" means (i) the Shares, and
        (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares; provided, however, that the term "Registrable Securities" shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

            (h) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then immediately exercisable or convertible securities that are, Registrable Securities.

            (i) The term "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

            (j) The term "SEC" shall mean the United States Securities and Exchange Commission.

            (k) The term "Shares" shall mean

                (A) 1,000,000 shares of the Company's Common Stock sold to Bayou under the Purchase Agreement; and

                (B) 500,000 shares to be issued upon exercise of the Warrant.

            (j) The term "Warrant" shall mean the warrants #BF-1 and #BF-2 issued to Bayou each exercisable for 250,000 shares of Common Stock at an exercise price of $3.65 per share, copies of which is attached hereto as Exhibit A.

        1.2 Request for Registration.

            (a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time subsequent to the Effective Date of this Agreement, a written request from the Holder that the Company file a registration statement under the Act covering the registration of all of the Registrable Securities then outstanding, then the Company shall (i) give written notice of such request to the Holder promptly following receipt of such request and (ii) subject to the limitations of subsection 1.2(b), use its reasonable efforts to effect as soon as practicable (and in any event within one hundred twenty (120) calendar days of the receipt of such request) the registration under the Act of all Registrable Securities of the Holder in accordance with Section 1.2(c).

            (b) If the Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to the Holder requesting registration. The Holder, if proposing to distribute its securities through such underwriting shall (together with the Company as provided in subsection 1.3(e)) enter into an underwriting agreement, or similar agreement, in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, the Holder shall agree to reduce to the number of shares included in the underwriting. In the event that the number of securities being registered is reduced pursuant to this Section 1.2(b), the Holder of the Registrable Securities which were not included in the registration shall be treated as if there had been no registration effected pursuant to this Section 1.2 and shall be entitled to the benefit of Section 1.2 with respect to the Registrable Securities which were not included as if the registration pursuant to Section 1.2 had not been requested; provided, that any registration with respect to the Registrable Securities which were not included shall not be required to become effective within 180 days of the effective date of the first registration. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2, if the Holder proposes to dispose of shares of Registrable Securities that may be registered on Form S-3 pursuant to a request made pursuant to
        Section 1.8.

            (c) The Holder may not include any of its Registrable Securities in the registration statement pursuant to this Agreement unless it furnishes to the Company in writing, prior to or on the 15th calendar day after receipt of a request therefore, such information as the Company may reasonably request for use in connection with the registration statement and in any application to be filed with or under state securities laws. In connection with all such requests for information from the Holder, the Company shall notify the Holder of the requirements set forth in the preceding sentence. The Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by the Holder not materially misleading.

        1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, use its reasonable best efforts to:

            (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holder, use its reasonable best efforts to keep such registration statement effective for a period of up to ninety (90) calendar days or any less period of time in the event the distribution described in the registration statement has been completed; provided, however, that (i) such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company and (ii) in the case of any registration statement on Form S-3 which are intended to be offered on a continuous or delayed basis, such 90-day period shall be extended, if necessary, to keep the registration statement effective for the shorter of (x) two years from the filing of the registration statement, (y) the expiration of the holding period applicable to the Registrable Securities held by holders that are not affiliates of the Company under Rule 144(k) under the Act, or (iii) until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by
        Section 10(a)(3) of the Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

            (b) From time to time prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

            (c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

            (d) Use its reasonable commercial efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holder;

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form acceptable to the Company and its counsel, with the managing underwriter(s) of such offering (the Holder shall also enter into and perform its obligations under such an agreement);

            (f) Notify the Holder when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

            (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

        1.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of the Holder that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall reasonably be required by the Company or the managing underwriters, if any, to effect the registration of the Holder's Registrable Securities.

        1.5 Expenses of Demand Registration. All expenses incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including all registration, filing and qualification fees, printer's fees, accounting fees and fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the Holder (selected by the Holder), and reasonably acceptable to the Company, shall be borne by the Company. The Company, however, shall not be required to pay an underwriter discount, commission or similar fees related to the sale of the Registrable Securities.

        1.6 Indemnification.

            (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, any underwriter (as defined in the Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, the "Filings"), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to the Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, underwriter or controlling person.

            (b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state securities law insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnification obligation of the Holder under this subsection 1.6(b) exceed the net proceeds from the offering received by the Holder.

            (c) Promptly after receipt by an indemnified party under this
        Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the indemnified party's acquiring actual knowledge of the commencement of any such action, if materially prejudicial to the indemnifying party's ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

            (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to therein, then the indemnifying party in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the Holder be required to contribute an amount in excess of the net proceeds from the offering received by the Holder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to indemnification from a person who was not guilty of fraudulent misrepresentation.

            (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

            (f) The obligations of the Company and the Holder under this Section
        1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

        1.7 Reports Under Securities Exchange Act of 1934. With a view to making available the benefits of certain rules and regulations of the SEC, including Rule 144, that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 and;

            (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act.

        1.8 Form S-3 Registration. If the Company shall receive from the Holder a written request or requests that the Company effect a registration of the Registrable Securities that are registrable on Form S-3 and any related qualification or compliance with respect to all of the Registrable Securities owned by the Holder, the Company will use its reasonable best efforts to effect, as soon as reasonably practicable (and in any event within one hundred twenty (120) calendar days of the receipt of such request), such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Holder's Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.8, if Form S-3 is not available for such offering by the Holder, in which case the Company shall file a registration statement respecting the Shares in accordance with the terms and provisions of Section 1.2.

            (a) If the Holder requests registration pursuant to this Section 1.8 intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as part of its request made pursuant to this Section 1.8 and the Company shall include such information in the written notice referred to in clause (a) of this Section 1.8. The underwriter will be selected by the Company and shall be reasonably acceptable to the Holder requesting registration. In such event, the right of the Holder to include its Registrable Securities in such registration shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder upon proposing to distribute its securities through such underwriting shall (together with the Company as provided in Section 1.3(e)) enter into an underwriting agreement, or similar agreement, in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.8, if the underwriter advises the Holder requesting registration in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Holder agrees to reduce the number of shares of Registrable Securities provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all securities to be sold by or for the account of any stockholder, person or party other than an the Holder (including those shares to be sold for the Company's account), are first entirely excluded from the underwriting. In the event that the number of securities being registered is reduced pursuant to this Section 1.8(a), the Holder of the Registrable Securities which were not included in the registration shall be treated as if there had been no registration effected pursuant to this Section
        1.8 and shall be entitled to the benefit of Section 1.8 with respect to the Registrable Securities which were not included as if the registration pursuant to Section 1.8 had not been requested; provided, that any registration with respect to the Registrable Securities which were not included shall not be required to become effective within 180 days of the effective date of the first registration.

            (b) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as reasonably practicable after receipt of the request or requests of the Holder. All expenses incurred in connection with a registration requested pursuant to this Section 1.8 (other than underwriting discounts and commissions), including all registration, filing, qualification, printer's fees, accounting fees, reasonable fees and disbursements of one legal counsel for the Holder, and fees and disbursements of counsel for the Company, shall be borne by the Company.

        1.9 Termination of Registration Rights. The Holder shall not be entitled to exercise any right provided for in this Section 1 after such time at which all Registrable Securities held by the Holder can be sold in any three-month period without registration in compliance with Rule 144 of the Act.

    2. Miscellaneous.

        2.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS RULES.

        2.2 Waivers and Amendments. This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holder. Notwithstanding the foregoing, additional parties may be added as Holders under this Agreement with the written consent of the Company and the Holder. No such amendment or waiver shall reduce the aforesaid percentage of the Registrable Securities, the holders of which are required to consent to any termination, amendment or waiver without the consent of the record holders of all of the Registrable Securities. Any termination, amendment or waiver effected in accordance with this Section 2.2 shall be binding upon each holder of Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

        2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        2.4 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

        2.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and may be delivered in person or by facsimile, electronic mail, courier or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to a Holder, at the address set forth in the Company's records or, at such other address as an Holder shall have furnished to the Company or (b) if to the Company, at its address set forth on the signature page of this Agreement, or at such other address as the Company shall have furnished to the Holder. All such notices and other communications shall be deemed given upon personal delivery, upon confirmation of facsimile transfer, upon confirmation of electronic mail transmission, upon delivery by courier or three business days after deposit in the United States mail.

        2.6 Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

        2.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

        2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        2.9 Specific Performance. The parties hereto agree that it would be impossible to measure in money the damages which would accrue to a party hereto by reason of a failure to perform any of the obligations under this Agreement. Therefore, if any party hereto is forced to institute any action or proceeding to enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense that the party instituting such action has an adequate remedy at law and such person shall not urge in any such action that an adequate remedy at law exists.

        2.10 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

        2.11 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

        2.12 Construction. This Agreement has been negotiated by the parties hereto and their respective legal counsel, and legal or equitable principles that might require the construction of this Agreement or any provision of this Agreement against the party drafting this Agreement will not apply in any construction or interpretation of this Agreement.

                            [Signature page follows.]

    IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

                                       "Company"

                                       KFx, Inc.

                                       By:
                                          --------------------------------------
                                          Theodore Venners, Chairman and CEO


                                       "Bayou"

                                       Bayou Fund, LLC

                                       By:
                                          --------------------------------------





            SIGNATURE PAGE TO KFX, INC. REGISTRATION RIGHTS AGREEMENT